Exhibit 10.7

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

GRANT AGREEMENT

[***]

AGREEMENT SUMMARY & SIGNATURE PAGE

GRANTEE INFORMATION

Name:	LumiraDx UK Limited

Tax Status:	Not exempt from federal income tax under U.S. IRC § 501(c)(3) You confirm that the above information is correct and agree to notify the Foundation immediately of any change.

Expenditure Responsibility:	This Agreement is subject to “expenditure responsibility” requirements under the U.S. Internal Revenue Code.

Mailing Address:	3 More London Riverside, London, SE1 2AQ, GBR

Primary Contact:	Nigel Lindner, Chief Innovation Officer, [***]

FOUNDATION INFORMATION

Mailing Address:	[***]

Primary Contact:	Karen Heichman, Senior Program Officer, Diagnostics, ITS, [***]

AGREEMENT INFORMATION

Title:	Proof of Concept Assays

“Charitable Purpose”:	To conduct technical and commercial feasibility assessments of point of care diagnostic tests through proof of concept, including a low-cost active TB disease test, a sickle cell disease test and three tests for maternal and antenatal care

“Start Date”:	Date of last signature

“End Date”:	December 31, 2020

This Agreement Summary & Signature Page and:

This Agreement includes and incorporates by this reference:

•   Grant Amount and Reporting & Payment Schedule (Attachment A)

•   Terms and Conditions (Attachment B)

•   Global Access Commitment Agreement (Attachment C)

•   Investment Document (date submitted October 16, 2019)

•   Budget (date submitted October 15, 2019)

THIS AGREEMENT is between LumiraDx UK Limited (“You” or “Grantee”) and the Bill & Melinda Gates Foundation (“Foundation”), and is effective as of the date of last signature. Each party to this Agreement may be referred to individually as a “Party” and together as the “Parties.” As a condition of this grant, the Parties enter into this Agreement by having their authorized representatives sign below.

BILL & MELINDA GATES FOUNDATION		LUMIRADX UK LIMITED

By:	/s/ Karen Heichman	By:	/s/ Ron Zwanziger
Name:	Karen Heichman	Name:	Ron Zwanziger
Title:	Senior Program Officer	Title:	Chief Executive Officer
Date:	November 4, 2019	Date:	November 5, 2019

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GRANT AGREEMENT

[***]

ATTACHMENT A

GRANT AMOUNT AND REPORTING & PAYMENT SCHEDULE

GRANT AMOUNT

The Foundation will pay You the total grant amount specified in the Reporting & Payment Schedule below. The Foundation’s Primary Contact must approve in writing any Budget cost category change of more than [***].

REPORTING & PAYMENT SCHEDULE

Payments are subject to Your compliance with this Agreement, including Your achievement, and the Foundation’s approval, of any applicable targets, milestones, and reporting deliverables required under this Agreement. The Foundation may, in its reasonable discretion, modify payment dates or amounts and will notify You of any such changes in writing.

REPORTING

You will submit reports according to the Reporting & Payment Schedule using the Foundation’s templates or forms, which the Foundation will make available to You and which may be modified from time to time. For a progress or final report to be considered satisfactory, it must demonstrate meaningful progress against the targets or milestones for that investment period. If meaningful progress has not been made, the report should explain why not and what adjustments You are making to get back on track. Please notify the Foundation’s Primary Contact if You need to add or modify any targets or milestones. The Foundation must approve any such changes in writing. You agree to submit other reports the Foundation may reasonably request.

ACCOUNTING FOR PERSONNEL TIME

You will track the time of all employees, contingent workers, and any other individuals whose compensation will be paid in whole or in part by Grant Funds. Such individuals will keep records (e.g., timesheets) of actual time worked on the Project in increments of sixty minutes or less and brief descriptions of tasks performed. You will report actual time worked consistent with those records in Your progress and final budget reports. You will submit copies of such records to the Foundation upon request.

REPORTING & PAYMENT SCHEDULE

Investment Period	Target, Milestone, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)
	[***]		[***]	$8,000,000.00
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]

Total Grant Amount				$8,000,000.00

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GRANT AGREEMENT

[***]

ATTACHMENT B

TERMS & CONDITIONS

This Agreement is subject to the following terms and conditions.

PROJECT SUPPORT

PROJECT DESCRIPTION AND CHARITABLE PURPOSE

The Foundation is awarding You this grant to carry out the project described in the Investment Document (“Project”) in order to further the Charitable Purpose. The Foundation, in its discretion, may approve in writing any request by You to make non-material changes to the Investment Document.

MANAGEMENT OF FUNDS

USE OF FUNDS

You may not use funds provided under this Agreement (“Grant Funds”) for any purpose other than the Project. You may not use Grant Funds to reimburse any expenses You incurred prior to the Start Date. At the Foundation’s request, You will repay any portion of Grant Funds and/or Income used or committed in material breach of this Agreement, as determined by the Foundation in its discretion.

ACTIVITIES IN THE U.S.

You may not use more than 20% of Grant Funds for activities in the U.S., including travel to or from the U.S. This limitation does not apply to Your subgrantees or subcontractors that: (a) are independent from and not controlled by You; (b) have provided You a proposal and budget describing how the funds will be used, and You have determined that the activities and costs are reasonable; and (c) are not Your agents.

INVESTMENT OF FUNDS

You must invest Grant Funds in highly liquid investments with the primary objective of preservation of principal (e.g., interest-bearing bank accounts or a registered money market mutual fund) so that the Grant Funds are available for the Project. Together with any progress or final reports required under this Agreement, You must report the amount of any currency conversion gains (or losses) and the amount of any interest or other income generated by the Grant Funds (collectively, “Income”). Any Income must be used for the Project.

SEGREGATION OF FUNDS

You must maintain Grant Funds in a physically separate bank account or a separate bookkeeping account maintained as part of Your financial records and dedicated to the Project.

GLOBAL ACCESS

GLOBAL ACCESS COMMITMENT

You will conduct and manage the Project and the Funded Developments in a manner that ensures Global Access. Your Global Access commitments will survive the term of this Agreement. “Funded Developments” means the products, services, processes, technologies, materials, software, data, other innovations, and intellectual property resulting from the Project (including modifications, improvements, and further developments to Background Technology). “Background Technology” means any and all products, services, processes, technologies, materials, software, data, or other innovations, and intellectual property created by You or a third party prior to or outside of the Project used as part of the Project. “Global Access” means: (a) the knowledge and information gained from the Project will be promptly and broadly disseminated; and (b) the Funded Developments will be made available and accessible at an affordable price (i) to people most in need within developing countries, or (ii) in support of the U.S. educational system and public libraries, as applicable to the Project.

GLOBAL ACCESS COMMITMENT AGREEMENT

In order to further define Your Global Access commitments, You agree to the terms and conditions set out in the Global Access Commitment Agreement set forth in Attachment C. You may not materially change the

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plans and strategies contained in any Global Access Commitment Agreement without the Foundation’s prior written approval. Upon request of the Foundation, You will provide the Foundation with progress updates evidencing the progress to attain Your Global Access Commitments.

PUBLICATION

Consistent with Your Global Access commitments, if the Project description specifies Publication or Publication is otherwise requested by the Foundation, You will seek prompt Publication of any Funded Developments consisting of data and results. “Publication” means publication in a peer-reviewed journal or other method of public dissemination specified in the Project description or otherwise approved by the Foundation in writing. Publication may be delayed for a reasonable period for the sole purpose of seeking patent protection, provided the patent application is drafted, filed, and managed in a manner that best furthers Global Access. If You seek Publication in a peer-reviewed journal, such Publication shall be under “open access” terms and conditions consistent with the Foundation’s Open Access Policy available at: www.gatesfoundation.org/How-We-Work/General-Information/Open-Access-Policy, which may be modified from time to time. Nothing in this section shall be construed as requiring Publication in contravention of any applicable ethical, legal, or regulatory requirements. You will mark any Funded Development subject to this clause with the appropriate notice or attribution, including author, date and copyright (e.g., © 20<> <Name>).

INTELLECTUAL PROPERTY REPORTING

During the term of this Agreement and for [***] after, You will submit upon request annual intellectual property reports relating to the Funded Developments, Background Technology, and any related agreements using the Foundation’s templates or forms, which the Foundation may modify from time to time.

SUBGRANTS AND SUBCONTRACTS

SUBGRANTS AND SUBCONTRACTS

You may not make subgrants under this Agreement. You have the exclusive right to select subcontractors to assist with the Project.

TRAVEL STIPENDS AND CONFERENCE FEES

You will have sole discretion over Your selection of any recipients of travel stipends or conference expense reimbursements under this Agreement and must conduct the selection process independently of the Foundation. Foundation trustees and employees are not eligible to receive travel stipends or conference expense reimbursements.

RESPONSIBILITY FOR OTHERS

You are responsible for (a) all acts and omissions of any of Your trustees, directors, officers, employees, subgrantees, subcontractors, contingent workers, agents, and affiliates assisting with the Project, and (b) ensuring their compliance with the terms of this Agreement.

PROHIBITED ACTIVITIES

ANTI-TERRORISM

You will not use funds provided under this Agreement, directly or indirectly, in support of activities (a) prohibited by U.S. laws relating to combating terrorism; (b) with persons on the List of Specially Designated Nationals (www.treasury.gov/sdn) or entities owned or controlled by such persons; or (c) in or with countries or territories against which the U.S. maintains comprehensive sanctions (currently, Cuba, Iran, Syria, North Korea, and the Crimea Region of Ukraine), including paying or reimbursing the expenses of persons from such countries or territories, unless such activities are fully authorized by the U.S. government under applicable law and specifically approved by the Foundation in its sole discretion.

ANTI-CORRUPTION; ANTI-BRIBERY

You will not offer or provide money, gifts, or any other things of value directly or indirectly to anyone in order to improperly influence any act or decision relating to the Foundation or the Project, including by assisting any party to secure an improper advantage. Training and information on compliance with these requirements are available at www.learnfoundationlaw.org.

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POLITICAL ACTIVITY AND ADVOCACY

You may not use Grant Funds to influence the outcome of any election for public office or to carry on any voter registration drive. You may not use Grant Funds to support lobbying activity or to otherwise support attempts to influence local, state, federal, or foreign legislation. Your strategies and activities, and any materials produced with Grant Funds, must comply with applicable local, state, federal, or foreign lobbying law. You agree to comply with lobbying, gift, and ethics rules applicable to the Project.

OTHER

PUBLICITY

A Party may publicly disclose information about the award of this grant, including the other Party’s name, the total amount awarded, and a description of the Project, provided that a Party obtains prior written approval before using the other Party’s name for promotional purposes or logo for any purpose. Any public disclosure by You or Your subgrantees, subcontractors, contingent workers, agents, or affiliates must be made in accordance with the Foundation’s then-current brand guidelines, which are available at: www.gatesfoundation.org/brandguidelines.

LEGAL ENTITY AND AUTHORITY

You confirm that: (a) You are an entity duly organized or formed, qualified to do business, and in good standing under the laws of the jurisdiction in which You are organized or formed; (b) You are not an individual (i.e., a natural person) or a disregarded entity (e.g., a sole proprietor or sole-owner entity) under U.S. law; (c) You have the right to enter into and fully perform this Agreement; and (d) Your performance will not violate any agreement or obligation between You and any third party. You will notify the Foundation immediately if any of this changes during the term of this Agreement.

COMPLIANCE WITH LAWS

In carrying out the Project, You will comply with all applicable laws, regulations, and rules and will not infringe, misappropriate, or violate the intellectual property, privacy, or publicity rights of any third party.

COMPLIANCE WITH REQUIREMENTS

You will conduct, control, manage, and monitor the Project in compliance with all applicable ethical, legal, regulatory, and safety requirements, including applicable international, national, local, and institutional standards (“Requirements”). You will obtain and maintain all necessary approvals, consents, and reviews before conducting the applicable activity. As a part of Your annual progress report to the Foundation, You must report whether the Project activities were conducted in compliance with all Requirements.

If the Project involves:

a.    any protected information (including personally identifiable, protected health, or third-party confidential), You will not disclose this information to the Foundation without obtaining the Foundation’s prior written approval and all necessary consents to disclose such information;

b.    children or vulnerable subjects, You will obtain any necessary consents and approvals unique to these subjects; and/or

c.    any trial involving human subjects, You will adhere to current Good Clinical Practice as defined by the International Council on Harmonisation (ICH) E-6 Standards (or local regulations if more stringent) and will obtain applicable trial insurance.

Any activities by the Foundation in reviewing documents and providing input or funding does not modify Your responsibility for determining and complying with all Requirements for the Project.

RELIANCE

You acknowledge that the Foundation is relying on the information You provide in reports and during the course of any due diligence conducted prior to the Start Date and during the term of this Agreement. You represent that the Foundation may continue to rely on this information and on any additional information You provide regarding activities, progress, and Funded Developments.

INDEMNIFICATION

If the Project involves clinical trials, trials involving human subjects, post-approval studies, field trials involving genetically modified organisms, experimental medicine, or the provision of medical/health services (“Indemnified Activities”), You will indemnify, defend, and hold harmless the Foundation and its

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trustees, employees, and agents (“Indemnified Parties”) from and against any and all demands, claims, actions, suits, losses, damages (including property damage, bodily injury, and wrongful death), arbitration and legal proceedings, judgments, settlements, or costs or expenses (including reasonable attorneys’ fees and expenses) (collectively, “Claims”) arising out of or relating to the acts or omissions, actual or alleged, of You or Your employees, subgrantees, subcontractors, contingent workers, agents, and affiliates with respect to the Indemnified Activities. You agree that any activities by the Foundation in connection with the Project, such as its review or proposal of suggested modifications to the Project, will not modify or waive the Foundation’s rights under this paragraph. An Indemnified Party may, at its own expense, employ separate counsel to monitor and participate in the defense of any Claim. Your indemnification obligations are limited to the extent permitted or precluded under applicable federal, state or local laws, including federal or state tort claims acts, the Federal Anti-Deficiency Act, state governmental immunity acts, or state constitutions. Nothing in this Agreement will constitute an express or implied waiver of Your governmental and sovereign immunities, if any.

INSURANCE

You will maintain insurance coverage sufficient to cover the activities, risks, and potential omissions of the Project in accordance with generally-accepted industry standards and as required by law. You will ensure Your subgrantees and subcontractors maintain insurance coverage consistent with this section.

TERM AND TERMINATION

TERM

This Agreement commences on the Start Date and continues until the End Date, unless terminated earlier as provided in this Agreement. The Foundation, in its discretion, may approve in writing any request by You for a no-cost extension, including amending the End Date and adjusting any affected reporting requirements.

TERMINATION

The Foundation may modify, suspend, or discontinue any payment of Grant Funds or terminate this Agreement if: (a) the Foundation is not reasonably satisfied with Your progress on the Project; (b) there are significant changes to Your leadership or other factors that the Foundation reasonably believes may threaten the Project’s success; (c) there is a change in Your control; (d) there is a change in Your tax status; or (e) You fail to comply with this Agreement.

RETURN OF FUNDS

Any Grant Funds, plus any Income, that have not been used for, or committed to, the Project upon expiration or termination of this Agreement, must be returned promptly to the Foundation.

MONITORING, REVIEW, AND AUDIT

The Foundation may monitor and review Your use of the Grant Funds, performance of the Project, and compliance with this Agreement, which may include onsite visits to assess Your organization’s governance, management and operations, discuss Your program and finances, and review relevant financial and other records and materials. In addition, the Foundation may conduct audits, including onsite audits, at any time during the term of this Agreement, and within [***] after Grant Funds have been fully spent. Any onsite visit or audit shall be conducted at the Foundation’s expense, following prior written notice, during normal business hours, and no more than once during any [***] period.

INTERNAL OR THIRD PARTY AUDIT

If during the term of this Agreement You are audited by your internal audit department or by a third party, You will provide the audit report to the Foundation upon request, including the management letter and a detailed plan for remedying any deficiencies observed (“Remediation Plan”). The Remediation Plan must include (a) details of actions You will take to correct any deficiencies observed, and (b) target dates for successful completion of the actions to correct the deficiencies.

RECORD KEEPING

You will maintain complete and accurate accounting records and copies of any reports submitted to the Foundation relating to the Project. You will retain such records and reports for [***] after Grant Funds have been fully spent. At the Foundation’s request, You will make such records and reports available to enable the Foundation to monitor and evaluate how Grant Funds have been used or committed.

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SURVIVAL

A Party’s obligations under this Agreement will be continuous and survive expiration or termination of this Agreement as expressly provided in this Agreement or otherwise required by law or intended by their nature.

GENERAL

ENTIRE AGREEMENT, CONFLICTS, AND AMENDMENTS

This Agreement contains the entire agreement of the Parties and supersedes all prior and contemporaneous agreements concerning its subject matter. If there is a conflict between this Agreement and the Investment Document, this Agreement will prevail. Except as specifically permitted in this Agreement, no modification, amendment, or waiver of any provision of this Agreement will be effective unless in writing and signed by authorized representatives of both Parties.

NOTICES AND APPROVALS

Written notices, requests, and approvals under this Agreement must be delivered by mail or email to the other Party’s primary contact specified on the Agreement Summary & Signature Page, or as otherwise directed by the other Party.

SEVERABILITY

Each provision of this Agreement must be interpreted in a way that is enforceable under applicable law. If any provision is held unenforceable, the rest of the Agreement will remain in effect.

ASSIGNMENT

You may not assign, or transfer by operation of law or court order, any of Your rights or obligations under this Agreement without the Foundation’s prior written approval. This Agreement will bind and benefit any permitted successors and assigns.

COUNTERPARTS AND ELECTRONIC SIGNATURES

Except as may be prohibited by applicable law or regulation, this Agreement and any amendment may be signed in counterparts, by facsimile, PDF, or other electronic means, each of which will be deemed an original and all of which when taken together will constitute one agreement. Facsimile and electronic signatures will be binding for all purposes.

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GRANT AGREEMENT

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ATTACHMENT C

GLOBAL ACCESS COMMITMENT AGREEMENT

This Global Access Commitments Agreement (including all appendices, exhibits and attachments hereto, this “GACA”), is entered into as of date of last signature below (“Effective Date”), by and between the Bill and Melinda Gates Foundation (the “Foundation”) and LumiraDx (“LumiraDx” or the “Company”), in connection with the Foundation making a charitable grant of up to eight million, U.S. dollars ($8,000,000.00) to Company (the “Grant”) and is subject to the terms and conditions of the Grant Agreement and related documents, including but not limited to this GACA. Each of the parties named above may be referred to herein as a “Party” and collectively as the “Parties”. Capitalized terms not defined herein shall have the same meaning as in the Grant Agreement. In consideration of the Foundation making the grant on the terms and conditions in the Grant Agreement and herein, and for other good and valuable consideration, the undersigned hereby irrevocably agree as follows:

1.	Charitable Purpose and Use of Funds

The Foundation’s primary purpose in making the Grant to Company is to further significantly the accomplishment of the Foundation’s charitable purposes, including its support of the research and development of drugs, vaccines and diagnostics to address diseases that have a disproportionate impact on people within developing countries. More specifically, the purpose of the Grant is to accelerate the early development and feasibility assessment of point of care diagnostic tests, including a low-cost test that detects active TB disease from a non-sputum specimen, a test to detect sickle cell disease and three tests for use in maternal and antenatal care, including as reflected herein and in Company’s proposal submitted to the Foundation together with other documentation provided to or made available to the Foundation prior to or after submission of the grant proposal and documents related to the Project (as defined in the Grant Agreement).

In furtherance of the Charitable Purpose, Company agrees to the following “Global Access Commitments”:

(a)    Prompt and Broad Dissemination of Knowledge and Information. Consistent with the Publication provisions of the Grant Agreement, Company will use reasonable and diligent steps to

(i)

Share and make available (in a customary and reasonable manner as Company sees fit taken into consideration confidentiality and protection of intellectual property considerations prior to an assay being commercially available) information related to the feasibility of any of the point of care assays under development under this grant, including the studies leading to proof of concept;

(ii)    provide to the Foundation at quarterly intervals updates with regard to the progress of the assay development projects, including completion of activities demonstrating commercial and technical feasibility; and

(iii)    provide to the Foundation at the completion of the grant term a final report with recommendations regarding which of the assays under development are recommended for continuation into product development.

(b)	Availability and Accessibility at Affordable Price to People in Developing Countries. Company will use reasonable and diligent steps to:

i.

conduct activities set forth in the Investment Document; including the development of the TB [***] to the point of proof of concept in accordance with the Target Product Profile (TPP) and, with regards to the assays covered under the Grant, following discussion and agreements on next steps after completion of the feasibility, the Global Access Commitments set forth in the Amended and Restated Letter Agreement dated as of October 17, 2019.

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ii.

conduct activities set forth in the Investment Document; including the development of the additional assays including the sickle cell disease assay and three other assays for maternal and antenatal care to the point of proof of concept in accordance with the Global Access Commitments set forth in the Amended and Restated Letter Agreement dated as of October 17, 2019

iii.	keep the Foundation promptly informed of any information impacting the Product’s ability to meet the TPP (as attached) or that is otherwise deemed to impact the Project;

TARGET PRODUCT PROFILE

Draft Target product profile (TPP) for a rapid non-sputum- based test to detect TB in a point-of-care setting. Will be finalized once feasibility is completed and decision has been agreed to move to next stage. Parties will discuss any amendments required based on outcome from feasibility or input from WHO or other players.

(based on WHO workshop, 2014, with performance requirements consistent with WHO TPP for case detection and with modification by BMGF to remove the requirement for DST and allow for lower specificity)

LumiraDx Ltd

Intended use	[***].

Goal of Test	[***].

Target Population	[***]

Target Use Setting	[***]

Reference Test	[***]

Results	[***]

PERFORMANCE

Equipment	[***]

Quantification	[***]

Diagnostic sensitivity for pulmonary TB in adults and children	[***].

Diagnostic specificity for pulmonary TB in adults and children	[***]

Cross Reactivity	[***]

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OPERATIONAL CHARACTERISTICS

Sample Specimen	[***]

Pre-analytic operator steps	[***].

Steps performed by healthcare worker between initiating automated testing and result reporting	[***].

Additional 3rd party consumables	[***]

Cold chain	[***]

Power Requirements	[***].

Test Kit	[***]

Kit Stability and Storage Conditions	[***]

Instrument sample processing capacity	[***]

Operational tolerance of platform/assay	[***]

Training Required	[***]

Clean water Requirements	[***]

Time to results	[***]

Throughput	[***]

Safety precautions (bio- safety requirements)	[***]

Waste/disposal requirements	[***]

Service/maintenance	[***].

Calibration	[***]

Durability	[***]

Quality Control	[***]

Regulatory requirements	[***]

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User Interface	[***]

Patient identification capability	[***]

Data Display	[***].

Connectivity and Data Export	[***].

Target end-user price for V 6 instrument	[***]

Target end-user price for cartridge (excluding specimen preparation/pre-analytical processing)	[***]

Target end-user price for specimen preparation/pre-analytical processing	[***]

a. [***]. b. [***].

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